Exhibit 99.2

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions You can vote by the Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on [ ]. Vote by Internet • Go to www.investorvote.com/BEAV • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by telephone • Call toll free ( ) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Vote on Proposals The Board of Directors unanimously recommends a vote FOR Proposal 1. 1. Adopt the Agreement and Plan of Merger, dated as of October 23, 2016, by and among Rockwell Collins, Inc., Quarterback Merger Sub Corp. and B/E Aerospace, Inc., as amended from time to time. + ForAgainst Abstain The Board of Directors unanimously recommends a vote FOR Proposal 2. 2. Approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to B/E Aerospace’s named executive officers that is based on or otherwise relates to the proposed transactions. The Board of Directors unanimously recommends a vote FOR Proposal 3. 3. Approve any proposal to adjourn the B/E Aerospace special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve Proposal 1. To transact any other business that may properly come before the meeting or any adjournment thereof, this proxy will be voted at the discretion of the proxy holder. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below. Please sign this proxy card and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you attend. Please sign as your name appears herein. Give full title if an Attorney, Executor, Administrator, Trustee, Guardian, etc. For an account in the name of two or more persons, each should sign, or if one signs, signer should attach evidence of authority. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 1 2 1 5 5 1 02HX9A MMMMMMMMM B A Special Meeting Proxy Card1234 5678 9012 345 X IMPORTANT SPECIAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — B/E Aerospace, Inc. + SPECIAL MEETING MARCH 9, 2017 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The undersigned hereby constitutes and appoints Messrs. Joseph T. Lower and Ryan M. Patch, or either of them, with full power of substitution to each, proxies to vote and act at the Special Meeting of Stockholders of B/E Aerospace, Inc. (the “Company”) to be held on March 9, 2017 at the [ ] at [ ] (Eastern Time) and at any adjournment thereof (the “Meeting”), upon and with respect to the number of shares of Common Stock, par value $0.01 per share that the undersigned would be entitled to vote if personally present. The undersigned hereby instructs such proxies, or their substitutes, to vote on those matters appearing on the reverse side hereof as specified by the undersigned and in such manner as they may determine on any other matter that may come before the Meeting, all as indicated in the accompanying Notice of Special Meeting and Joint Proxy Statement/Prospectus attached thereto, receipt of which is hereby acknowledged. All proxies heretofore given by the undersigned in respect of the Meeting are hereby revoked. Unless otherwise specified in the boxes provided on the reverse side hereof, this Proxy will be voted (1) FOR Proposal 1, (2) FOR Proposal 2, (3) FOR Proposal 3, and (4) in the discretion of the named proxies as to any other matter that may properly come up before the Meeting. CONTINUED AND TO BE VOTED ON REVERSE SIDE Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. + C